SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                          February 24, 1999 (January 29, 1999)
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                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19656                  36-3939651
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


               1505 Farm Credit Drive, Suite 100, McLean, VA 22102 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (703) 394-3000
             ------------------------------------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Nextel Partners Transaction: On January 29, 1999, Nextel Communications, Inc. ("Nextel"), Nextel Partners, Inc. ("Nextel Partners") and certain other parties including Donaldson Lufkin & Jenerette, Motorola, Inc. and Eagle River, Inc. entered into definitive agreements relating to the capitalization of Nextel Partners. Pursuant to these agreements, Nextel Partners plans to construct a digital wireless system utilizing iDEN technology employed in the Nextel National Network in thirty-nine mid-size and smaller markets in the United States containing approximately 33 million POPs.

In connection with the transaction, Nextel contributed assets and transferred certain FCC licenses in those markets, in exchange for the $131.1 million of its equity to Nextel and paid Nextel approximately $125.0 million in cash. Under these agreements, Nextel Partners will offer its customers the same services as Nextel under the Nextel brand name and customers of Nextel and Nextel Partners will be allowed to roam between the Nextel and Nextel Partners systems without incurring any roaming charges.

The definitive agreements also established certain circumstances in which Nextel will have the right or the obligation to purchase the remaining equity interests in Nextel Partners at specified prices.

On February 1, 1999, Nextel issued a press release announcing the transactions relating to Nextel Partners. A copy of the press release is filed as Exhibit
99.1 to this report and is incorporated in this report by reference.

Tower Transaction: On February 10, 1999, Nextel and certain of its subsidiaries and SpectraSite Holdings, Inc. ("SpectraSite") and certain of its subsidiaries entered into definitive agreements pursuant to which certain telecommunications towers and related assets currently owned by Nextel's subsidiaries will be acquired by a subsidiary of SpectraSite. The agreements also would establish an exclusive arrangement for the construction by SpectraSite of additional towers in the United States to support the Nextel subsidiaries' and Nextel Partners' expansion of their digital systems. The transactions are subject to a number of significant conditions including certain regulatory approvals and the receipt of consents from certain of Nextel and SpectraSite's lenders.

On February 11, 1999, Nextel and SpectraSite issued a press release announcing the tower sale transaction. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated in this report by reference.

Resignation of Director: Mr. Masaaki Torimoto a director of Nextel since February 28, 1995, tendered his resignation in such capacity effective February 4, 1999, pursuant to a letter submitted to Nextel's Chairman of the board of directors.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of matters and subject areas discussed in this Current Report that are not historical or current facts deal with potential future circumstances and developments. As such, they remain subject to certain risks and delays that relate to contemplated coverage expansion of the Nextel National Network, such as the successful and timely buildout of market areas by Nextel Partners and the ability of SpectraSite to locate sites for the construction of towers suitable for the Nextel National Network. Additionally, there are no assurances that the implementation and system integration activities by Nextel and Nextel Partners will occur as contemplated, or when implemented, may be subject to coverage and capacity limitations in certain geographic areas on the Nextel National Network. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations concerning Nextel's business generally. The expansion of the Nextel National Network and Nextel Partners' construction of its digital wireless systems may be subject to the effect of other risks and uncertainties, including, but not limited to, general economic conditions in the geographic areas targeted for expansion, the availability of adequate quantities of system infrastructure and subscriber equipment to adequately meet Nextel's and Nextel Partners' service deployment, the ability to find and secure suitable locations for the construction of transmitter sites to be used in market areas which Nextel and Nextel Partners have targeted for expansion and future regulatory approvals and legislative actions relating to specialized mobile radio services. Nextel has attempted to identify, in context, certain of the factors that it
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currently believes may cause actual future experience and results in its digital mobile network business to differ from Nextel's current expectations regarding such relevant matters or subject areas, and such risks and uncertainties are described from time to time in Nextel's reports filed with the Securities and Exchange Commission, including Nextel's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Quarterly Report on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)   Financial Statements of Business Acquired.


       (b)   Pro Forma Financial Information.


       (c)   Exhibits.

   Exhibit No.      Exhibit Description
      10.1       -  Joint Venture Agreement by and among Nextel Partners, Inc.,
                    Nextel Partners Operating Corp., and Nextel WIP Corp., dated as of January 29, 1999.

      10.2       -  Shareholders' Agreement among Nextel Partners, Inc. and the
                    Shareholders named therein dated as of January 29, 1999.

      10.3       -  Agreement Specifying Obligations of, and Limiting Liability
                    and Recourse to, Nextel dated as of January 29, 1999.

      99.1       -  Press Release dated February 1, 1999 issued by Nextel.

      99.2       -  Press Release dated February 11, 1999 issued by SpectraSite and Nextel.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEXTEL COMMUNICATIONS, INC.


Date: February 24, 1999                   By:/s/THOMAS J. SIDMAN
                                             Thomas J. Sidman
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX


   Exhibit No.      Exhibit Description

      10.1       -  Joint Venture Agreement by and among Nextel Partners, Inc.,
                    Nextel Partners Operating Corp., and Nextel WIP Corp., dated as of January 29, 1999.

      10.2       -  Shareholders' Agreement among Nextel Partners, Inc. and the
                    Shareholders named therein dated as of January 29, 1999.

      10.3       -  Agreement Specifying Obligations of, and Limiting Liability
                    and Recourse to, Nextel dated as of January 29, 1999.

      99.1       -  Press Release dated February 1, 1999 issued by Nextel.

      99.2       -  Press Release dated February 11, 1999 issued by SpectraSite and Nextel.